                                                                    EXHIBIT 25.2




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                     95-4655078
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification No.)

1999 AVENUE OF THE STARS, FLOOR 26
LOS ANGELES, CALIFORNIA                                                   90067
(Address of principal executive offices)                             (Zip Code)

                              F. Henry Kleschen III
                            Assistant General Counsel
                       227 West Monroe Street, Suite 2600
                                Chicago, IL 60606
                               Tel: (312) 267-5064
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                        CNA FINANCIAL CAPITAL I, II & III
               (Exact name of obligor as specified in its charter)

DELAWARE                                                      TO BE APPLIED FOR
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                              identification No.)


CNA CENTER
CHICAGO, IL                                                               60685
(Address of principal executive offices)                             (Zip Code)


                           TRUST PREFERRED SECURITIES
                       (Title of the indenture securities)
         -------------------------------------------------------------

ITEM 1.        GENERAL INFORMATION.

               Furnish the following information as to the trustee:

        (a)    Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency, Washington, D.C.
               Board of Governors of the Federal Reserve System,
               Washington, D.C.

        (b)    Whether it is authorized to exercise corporate trust powers.

               Yes.

ITEM 2.        AFFILIATIONS WITH OBLIGOR.

        If the Obligor is an affiliate of the trustee, describe each such affiliation.

        None.


NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16.       LIST OF EXHIBITS.

               List below all exhibits filed as part of this statement of eligibility.

               Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

               Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement
                             No. 333-41329, which is incorporated by reference).

               Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

               Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

               Exhibit 5.    Not Applicable

               Exhibit 6.    The consent of the Trustee required by
                             Section 321 (b) of the Act.

               Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

               Exhibit 8.    Not Applicable

               Exhibit 9.    Not Applicable

                                    SIGNATURE

               Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 10th day of August, 2005.


                                J. P. Morgan Trust Company, National Association


                                    By        /s/ George Reaves
                                      -------------------------------
                                         George Reaves
                                         Authorized Officer

                                    EXHIBIT 6

        THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(b) OF THE ACT



                                 August 10, 2005



Securities and Exchange Commission
Washington, D.C. 20549



Ladies and Gentlemen:

In connection with the qualification of an indenture between CNA Financial Capital I, II and III and J.P. Morgan Trust Company, National Association, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                         Very truly yours,

                         J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION



                          By       /s/ George Reaves
                                   -------------------
                                   George Reaves
                                   Authorized Officer

EXHIBIT 7.          Report of Condition of the Trustee.
--------------------------------------------------------------------------------


                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                                 MARCH 31, 2005

                                                               ($000)
                                                               ------
ASSETS
    Cash and Due From Banks                               $      29,397
    Securities                                                  207,530
    Loans and Leases                                            110,719
    Premises and Fixed Assets                                     8,753
    Intangible Assets                                           370,377
    Goodwill                                                    202,094
    Other Assets                                                 42,767
                                                         ------------------
       Total Assets                                       $     971,637
                                                         ==================


LIABILITIES
    Deposits                                              $     121,455
    Other Liabilities                                            55,518
                                                         ------------------
       Total Liabilities                                        176,973

EQUITY CAPITAL

    Common Stock                                                    600
    Surplus                                                     701,587
    Retained Earnings                                            92,477
                                                         ------------------
       Total Equity Capital                                     794,664
                                                         ------------------

       Total Liabilities and Equity Capital               $     971,637
                                                         ==================